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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2000


                             NOVELLUS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)

                                                         77-0024666
------------------------------------        ------------------------------------
     Commission File Number)                (I.R.S. Employer Identification No.)



               4000 North First Street, San Jose, California 95134
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 943-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS.

     On October 25, 2000, Novellus Systems, Inc. ("Novellus") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Neptune Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Novellus, and GaSonics International Corporation, a Delaware corporation ("GaSonics"). Novellus attaches hereto and files herewith as Exhibit 2.1 the Merger Agreement. If the merger is completed, GaSonics will become a wholly-owned subsidiary of Novellus, and each outstanding share of GaSonics common stock will be converted into the right to receive 0.52 of a share of Novellus common stock.

     The Merger Agreement provides for a fixed exchange ratio and there are no closing conditions or termination provisions based upon the publicly traded stock prices of GaSonics or Novellus.

ITEM 7:  EXHIBITS

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit
Number             Description
------             -----------
2.1                Agreement and Plan of Reorganization
                   by and among Novellus, Neptune
                   Acquisition-Sub, Inc. and GaSonics.

Pursuant to Item 601(b)(2) of Regulation S-K, the following exhibits and schedules to the Merger Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

Exhibit/
Schedule                   Name
--------                   -----
Exhibit A                  Form of Certificate of Merger
Exhibit B-1                Form of Company Affiliates Agreement
Exhibit B-2                Form of Parent Affiliates Agreement
Exhibit C                  Form of Stockholder Voting Agreement
Exhibit D                  Confidentiality Agreement
Exhibit E                  Form of FIRPTA Notice
Exhibit F                  Form of IRS Notice
Exhibit G-1                Form of Certificate of Officer of
                           Company
Exhibit G-2                Form of Certificate of Officer of Parent
GaSonics Disclosure        The disclosure schedule of GaSonics
Schedule                   delivered to Novellus, which contains
                           certain factual matters as exceptions to
                           the contractual representations of
                           GaSonics in the Merger Agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NOVELLUS SYSTEMS, INC.
                                           (the Registrant)


                                           By: /s/ Richard Hill
                                               --------------------
                                               Richard Hill
                                               President
Dated: November 1, 2000